U.S. SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                            FORM 8-K

                          CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 14, 2000

                INTERNET BUSINESS'S INTERNATIONAL, INC.
       (Exact name of registrant as specified in its charter)

                               Nevada
       (State or jurisdiction of  incorporation or organization)

                              33-43621
                     (Commission File Number)

                             33-03007734
              (I.R.S. Employer Identification Number)

4634 South Maryland Parkway, Suite 101, Las Vegas, Nevada  89119
(Address of principal executive offices)                  (Zip Code)

          Registrant's telephone number:  (702) 433-9416

(Former name or former address, if changed since last report)

ITEM 5.  OTHER INFORMATION.

In a Form 8-K filed on November 6, 2000, the Registrant disclosed that it had entered into a Stock Purchase Agreement ("Agreement") with Auction-Sales.Com, Inc., a Delaware corporation ("Company") and its majority shareholder, Zahid Rafiq (collectively, "Seller"), for the purchase by the Registrant of 96.62% of the outstanding and treasury shares of common stock of the Company. Based certain breaches of the representations and warranties in the Agreement by the Seller, the Registrant, through its counel, has notified the Seller that since it failed to cure such breaches the Registrant was rescinding the Agreement.

                             SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               Internet Business's International, Inc.



Dated: January 5, 2001         By: /s/ Albert R. Reda
                               Albert R. Reda
                               Chief Executive Officer